SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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World Funds Trust
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World Funds Trust
Union Street Partners Value Fund
Perkins Discovery Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

October 15, 2013

Dear Shareholder:

A Special Meeting of the Shareholders of World Funds Trust will be held onNovember 14, 2013 at 9:00 a.m., Eastern Time.

The Trust’s Board of Trustees is seeking your vote for the election of four Trustees to the Trust’s Board of Trustees. Allof the nominees currently serve as Trustees of the Trust.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important and you are, therefore, strongly encouraged to return a proxy card for the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares and generally only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Lauren Jones
Secretary

World Funds Trust
Union Street Partners Value Fund
Perkins Discovery Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on November 14, 2013:
This Proxy Statement is Available online at the Following Website:

This Proxy Statement is available online at: http://www.theworldfundstrust.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of World Funds Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on November 14, 2013 at the offices of the Trust (8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235), at 9:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To elect four Trustees to the Board of Trustees of the Trust.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees recommends that you vote FOR each Trustee to the Board of Trustees identified in this Proxy Statement. The Board of Trustees of the Trust has fixed the close of business on October11, 2013 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.theworldfundstrust.com. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling1-800-673-0550.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.Your vote is important no matter how many shares you own. In order to avoid the additional expense of further solicitation, we ask your cooperation in completing your proxy card promptly.

By order of the Board of Trustees of the Trust,

Lauren Jones
Secretary
October 15, 2013

PROXY STATEMENT

World Funds Trust
Union Street Partners Value Fund
Perkins Discovery Fund

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

INTRODUCTION

The enclosed proxy is solicited by the Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on November 14, 2013 at 9:00 a.m., Eastern Time, and any postponement or adjournment thereof, for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 11, 2013 are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on approximately October 15, 2013.

The Trustees recommend that you vote:

1.	For the election of four Trustees to the Board.

2.	In the discretion of the persons named as proxies in connection with any other matters that may properly come before the Special Meeting or any postponement or adjournment thereof.

Two series of shares of the Trust had shareholders and were operational as of October 11, 2013: the Union Street Partners Value Fund and the Perkins Discovery Fund(each, a “Fund” and collectively, the “Funds”). Shareholders of all Funds vote together as a single class on the election of Trustees. Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly executed proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the election of each Trustee.

PROPOSAL

ELECTION OF TRUSTEES

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that shareholders elect a fund’s trustees under certain circumstances. As a general matter, a board of trustees may fill vacancies as long as, after the board fills the vacancy, at least two-thirds of the trustees have been elected by shareholders. Currently there are fourTrustees and three of them have previously been elected by shareholders, and the remaining one was appointed as Trustee by the Trustees who are not “interested persons” (“Independent Trustees”) at meeting held in August 2013. All except oneof the Nominees have been previously appointed by shareholders, and by electing the Nominees now, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings.

At a Board meeting held on October 11, 2013, the current Trustees of the Trust nominated for election the fournominees listed below to serve on the Board of Trustees of the Trust. The Nominees are: David J. Urban, Mary Lou H. Ivey, Theo H. Pitt, Jr., and John Pasco III. Mr. Pasco is an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with and financial interests in Commonwealth Shareholder Services, Inc. (the Trust’s administrator), Commonwealth Fund Services, Inc., (the Trust’s transfer agent), Commonwealth Fund Accounting (the Trust’s fund accountant and pricing agent), and First Dominion Capital Corp. (the Trust’s distributor) (Mr. Pasco is referred to as the “Interested Nominee” or “Interested Trustee”). Each of the other Nominees is not an “interested person” of the Trust as that term is defined in the 1940 Act (each referred to as an “Independent Nominee” or “Independent Trustee”). Each Independent Nominee was nominated by the Trust’s current Board members who are not “interested persons.”The shareholders of the Funds are being asked to vote for the election of the Nominees at this Special Meeting. If elected, the Nominees will comprise the entire Board of the Trust, and each of them will hold office until the appointment and/or election and qualification of his or her successor, if any, or until he or she sooner dies, resigns, retires or is removed.

Each Trustee was nominated to serve on the Board of Trustees based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

David J. Urban.  Mr. Urban has been a Professor of Education since 1989. His strategic planning, organizational and leadership skills help the Board set long-term goals.

Mary Lou H. Ivey.  Ms. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

Theo H. Pitt, Jr.  Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

John Pasco III.  Mr. Pasco serves as President, Treasurer and Director of the Trust’s administrator and also serves as a member of 2 other mutual fund boards outside of the Trust complex. Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission. With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.

Following is a list of the Nominees of the Trust and their principal occupation over the last five years.

NON-INTERESTED NOMINEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 27, 1955	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	3	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: February 19, 1958	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	3	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 5, 1936	Trustee	Indefinite, Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	3	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Hanna Investment Trust for the one series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; DGHM Investment Trust for the two series of that Trust; and Starboard Investment Trust for the19 series of that trust; (all registered investment companies).

INTERESTED NOMINEE

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 10, 1945	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. ("CFA"), which provides bookkeeping services to the Trust; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997.	3	The World Funds, Inc.; American Growth Fund, Inc.

Mr. Pasco would be an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in Commonwealth Shareholder Services, Inc., Commonwealth Fund Services, Inc., Commonwealth Fund Accounting, and First Dominion Capital Corp.

Each of the Nominees has agreed to serve as a Trustee if elected. If elected, each Trustee will serve until he resigns, retires or is removed from the Board as provided in the Trust’s governing documents.

The Board of Trustees oversees the Trust and certain aspects of the services of each investment adviser and the Funds’ other service providers.

The Board of Trustees has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

The Audit Committee of the Board is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust’s independent auditors to review the scope and findings of the annual audit, discuss the Trust’s accounting policies, discuss any recommendations of the independent auditors with respect to the Trust’s management practices, review the impact of changes in accounting standards on the Trust’s financial statements, recommend to the Board the selection of independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Trust’s most recent fiscal year ended, September 30, 2013, the Audit Committee met 4 times.

The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey andMr. Pitt. The Nominating and Corporate Governance Committee’s purposes, duties and powers are set forth in its written charter, which is described in Exhibit A – the charter also describes the process by which shareholders of the Trust may make nominations. The Trust established this Committee on August 2, 2013 and, as of September 30, 2013, the Committee met once.

The Valuation Committee is comprised of Mr. Urban, Ms. Ivey andMr. Pitt. The Valuation Committee meets as needed in the event that the Funds hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. The Trust established this Committee on August 2, 2013 and, as of September 30, 2013, the Committee did not meet.

The Chairman of the Board of Trustees is Mr. Pasco, who is an “interested person” of the Trust, as that term is defined in the 1940 Act. The Trust does not have a “lead” independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Trust’s auditors, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the Trust and its shareholder base, the Trustees have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the Board of Trustees.

Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the Fund’s risks directly and through its officers. While day-to-day risk management responsibilities rest with the each Fund’s Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Funds; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust, including the Trust’s valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including each Fund’s investment advisers, administrator, distributor, transfer agent and the independent registered public accounting firms, to discuss the activities of the Funds; (5) engaging the services of the Chief Compliance Officer of each Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust’s independent registered public accounting firms regarding each Fund’s financial condition and the Trust’s internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the Trust’s compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

Trustee Compensation.   Each Trustee who is not an "interested person" of the Trust may receive compensation for their services to the Trust. All Trustees are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. Compensation received from the Trust for the fiscal year ended September 30, 2013 is as follows:

Name of	Aggregate	Pension or Retirement	Estimated Annual	Total Compensation From
Person /	Compensation	Benefits Accrued As	Benefits upon	Trust/Fund Comples Paid
Position	From Trust	Part of Funds Expenses	Retirement	To Trustees (*)(1)

David J. Urban,	$5,000	$0	$0	$5,000
Trustee

Mary Lou H.	$5,000	$0	$0	$5,000
Ivey, Trustee

Theo H. Pitt,	-			-
Jr.,
Trustee (2)

*	Company does not pay deferred compensation.
(1)	The “Fund Complex” consists of the Trust, which is comprised of the three Funds.
(2)	Mr. Pitt became a Trustee to the Trust on August 2, 2013.

Nominee Ownership of Fund Shares. The table below shows the range of equity securities beneficially owned by each Nominee as of September 30, 2013 in each Fund and in all Funds in the aggregate within the Trust complex.

INDEPENDENT NOMINEES

Name of Nominee /Funds	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds of the Trust Overseen by Trustee/Nominee
David J. Urban Union Street Partners Value Fund Perkins Discovery Fund	None None	None
Mary Lou H. Ivey Union Street Partners Value Fund Perkins Discovery Fund	None None	None
Theo H. Pitt, Jr. Union Street Partners Value Fund Perkins Discovery Fund	None None	None

INTERESTED NOMINEE

Name of Nominee/Funds	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds of the Trust Overseen by Trustee/Nominee
John Pasco, III Union Street Partners Value Fund Perkins Discovery Fund	None None	None

As of September 30, 2013, the Nominees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund.

The following table provides information regarding the Officers of the Trust.

OFFICERS WHO ARE NOT TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY OFFICER	OTHER DIRECTORSHIPS HELD BY OFFICER
Karen M. Shupe 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: April 29, 1964	Treasurer	Indefinite, Since June 2008	Executive Vice President of Commonwealth Shareholder Services, since 2003.	N/A	N/A
Lauren Jones 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: March 11, 1982	Secretary	Indefinite, Since December 2009	Relationship Manager, Commonwealth Shareholder Services, Inc., since 2006.	N/A	N/A
David D. Jones 422 Fleming Street, Suite 7 Key West, Florida 33040 DOB: September 18, 1957	Chief Compliance Officer with respect to the Union Street Partners Value Fund, the Perkins Discovery Fund and the Virginia Equity Fund	Indefinite, Since April 2007	Managing Member, Drake Compliance, LLC, a regulatory consulting firm, since 2004. Principal Attorney, David Jones & Assoc., P.C., a law firm, since 1998.	N/A	N/A
Julian G. Winters 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 DOB: December 19, 1968	Chief Compliance Officer with respect to the DGHM All- Cap Value Fund and the DGHM V2000 SmallCap Value Fund(1)	Indefinite; Since August 2013	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007; previously, Vice President of Compliance Administration of The Nottingham Company.	N/A	N/A
(1)    The Funds have not yet commenced operations.

Required Vote. Pursuant to the Trust’s Declaration of Trust and By-Laws, one-third of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE

“FOR”

THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum. The shareholders of each Fund vote together as a single class on the election of Trustees. One-third (1/3) of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Special Meeting. Approval of the election of any Nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) voted at the Special Meeting in person or by proxy. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) and abstentions will be counted for purposes of determining the presence of a quorum but will not have any effect on the outcome of the election.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card. The Trust does not have annual meetings and, as such, does not have a policy relating to the attendance by the Trustees at shareholder meetings.

Revocation of Proxies. If you appoint a proxy by signing and returning your proxy card, you can revoke that appointment at any time before it is exercised. You can revoke your proxy by sending in another proxy with a later date, by notifying the Trust’s Secretary in writing, that you have revoked your proxy prior to the Special Meeting, at the following address: Ms. Lauren Jones, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235, or by attending the Special Meeting and voting in person.

Shareholder Proposals. Any shareholder proposals to be included in the proxy statement for the Trust’s next meeting of shareholders must be received by the Trust within a reasonable period of time before the Trust begins to print and send its proxy materials.

Adjournment. In the event that a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting. Signed proxies that have been returned to the Trust without any indication of how the shareholder wished to vote will be voted in favor of the proposal to adjourn the Special Meeting.

Annual and Semi-Annual Reports. The most recent annual and semi-annual reports to shareholders of the Funds (when available) will be provided to shareholders at no cost. To request a report, please call us toll-free at 1.800.673.0550 or write to us at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Proxy Solicitation Costs. The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by the Administrator. The estimated costs of solicitation is approximately $18,000.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or multiple Funds of the Trust. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to: Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

Outstanding Shares. The shares outstanding of each Fund of the Trust as of October 11, 2013 are as follows:

Union Street Partners Value Fund: 1,300,286
Perkins Discovery Fund: 337,427

Beneficial Ownership. Exhibit B sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a Fund.

INVESTMENT ADVISERS AND FUND INFORMATION

Investment Advisers. Perkins Capital Management, Inc., 730 East Lake Street, Wayzata, MN 55391-1769 serves as the investment adviser to the Perkins Discovery Fund.

Union Street Partners, LLC, 1421 Prince Street, Suite 400, Alexandria, VA 22314 serves as the investment adviser to the Union Street Partners Value Fund and McGinn Investment Management, Inc., 201 North Union Street, Suite 100, Alexandria, VA 22314 serves as the investment sub-adviser to the Fund.

Administrator. Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s administrator.

Transfer Agent. Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the Trust’s transfer agent.

Distributor. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virgnia 23235 serves as the distributor for shares of the Funds.

INFORMATION ON THE TRUST’S INDEPENDENT ACCOUNTANTS

Selection of Independent Accountants. The Trust’s Audit Committee, which is comprised of the Independent Trustees, has selected Cohen Fund Audit Services, Ltd. (“Cohen”) as the independent registered public accounting firm to audit and certify the financial statements of the Union Street Partners Value Fund.

The Trust’s Audit Committee has selected Tait, Weller & Baker LLP (“Tait Weller”) as the independent registered public accounting firm to audit and certify the financial statements of the Perkins Discovery Fund.

Pursuant to the 1940 Act, the Funds’ shareholders are not being asked at this time to ratify the selection of Cohen or Tait Weller. Representatives of Cohen or Tait Weller will not be present at the Special Meeting.

Audit Fees. The aggregate fees billed by Cohen to the Trust with respect to the Union Street Partners Value Fund for the fiscal years ended September 30, 2012 and September 30, 2011 were $14,500 and $13,500, respectively.

The aggregate fees billed by Tait Weller to the Trust with respect to the Perkins Discovery Fund for the fiscal years ended March 31, 2013 and March 31, 2012 were $17,500 and $17,500, respectively.

Audit-Related Fees. The aggregate fees billed by Cohen to the Trust with respect to the Union Street Partners Value Fund for the fiscal years ended September 30, 2012 and September 30, 2011 were $0 and $0, respectively.

The aggregate fees billed by Tait Weller to the Trust with respect to the Perkins Discovery Fund for the fiscal years ended March 31, 2013 and March 31, 2012 were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by Cohen to the Trust for the Union Street Partners Value Fund for the fiscal years ended September 30, 2012 and September 30, 2011 were $2,500 and $2,500, respectively.

The aggregate fees billed by Tait Weller to the Trust for the Perkins Discovery Fund for the fiscal years ended March 31, 2013 and March 31, 2012 were $2,500 and $2,500, respectively.

For each of the Fund’s two most recently completed fiscal years, no fees were billed by Cohen or Tait Weller to the respective Funds that would be disclosed under the caption “All Other Fees.”

Pre-Approval Policies of the Audit Committee. The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence.

During the audit of each Fund’s financial statements for their respective most recent fiscal year ends, less than 50% of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Each of Cohen (with regard to the Union Street Partners Value Fund) and Tait Weller (with regard to the Perkins Discovery Fund) performed no services for the Trust’s investment advisers or any entity controlling, controlled by, or under common control with the investment advisers that provides ongoing services to the Trust.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

EXHIBIT A – Governance and Nominating Committee Charter

Governance and Nominating Committee Charter

World Funds Trust

Nominating and Corporate Governance Committee Membership

1.	The Nominating and Corporate Governance Committee of World Funds Trust (the “Trust”) shall be composed entirely of Independent Trustees.

Board Nominations and Functions

1.
The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and their independence from the investment advisers to the Trust’s series portfolios and the Trust’s other principal service providers. Persons selected as Independent Trustees must not be “interested person” as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

2.	The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

3.
The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

4.	The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

Committee Nominations and Functions

1.	The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

2.
The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

Other Powers and Responsibilities

1.	The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

2.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:     August 2, 2013

APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

I.
Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

II.
Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III.
Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

EXHIBIT B – BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund of the Trust as of October 11, 2013. As a group, the Trustees and Officers of the Trust owned less than 1% of the outstanding shares of the Funds [none of the shares] as of the Record Date, October 11, 2013.

		NAME & ADDRESS
FUND NAME		(AMOUNT AND PERCENT OWNERSHIP)

Union Street Partners Value	Charles Schwab & Co.	65.24%
Fund	101 Montgomery St.
	San Francisco, CA 94101

	Pershing LLC	5.45%
	P.O. Box 2052
	Jersey City, NJ 07373-9998

Perkins Discovery Fund	Charles Schwab & Co.	15.84%
	101 Montgomery St.
	San Francisco, CA 94101

PROXY CARD
World Funds Trust

Proxy for a meeting of shareholders to be held on November 14, 2013

The undersigned hereby appoints Karen Shupe and Lauren Jones as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to vote on behalf of the undersigned all shares of the Fund(s) listed on the following page that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 9:00 a.m., Eastern Time, on November 14, 2013 at the offices of the Trust at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

WORLD FUNDS TRUST

PROXY

PROPOSAL:.	ELECT THE FOLLOWING PERSONS TO SERVE AS TRUSTEES OF WORLD FUNDS TRUST.

(1) John Pasco III; (2) Theo H. Pitt, Jr.; (3) David J. Urban; (4) Mary Lou H. Ivey

All Shareholders of All Funds:

For All	For All Except	Withhold All

/ /	/ /	/ /

To withhold authority to vote on any individual nominee(s), please print the number(s) of the nominee(s) on the line above.

PLEASE VOTE TODAY!

Signature	Date	Signature	Date

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Trust. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Lauren Jones and Karen Shupe, and each of them, proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held November 14, 2013, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR All" on the sole proposal set forth on this proxy. This proxy is solicited by the Board of Trust which recommends a vote "FOR All" on the proposal.